                                                                   Exhibit 99.1
                              ABS New Transaction

                            Computational Materials

                          $410,900,000 (Approximate)

                     Conseco Finance Securitizations Corp.

                         Conseco Finance Recreational
                          Enthusiast Consumer Trust,
                                 Series 2001-A

                     Conseco Finance Securitizations Corp.

                                    Seller

                             Conseco Finance Corp.

                            Servicer and Originator

October 24, 2001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).


--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       TERM SHEET DATED OCTOBER 24, 2001


                     Conseco Finance Securitizations Corp.

                         Conseco Finance Recreational
                          Enthusiast Consumer Trust,
                                 Series 2001-A

                          $410,900,000 (Approximate)

                              Subject to Revision
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Offered Notes

                                        Interest   Approximate     S&P   Moody's
Class                                     Rate   Principal Amount Rating Rating
-----                                   -------- ---------------- ------ -------
Class A-1 Notes........................       %    $ 25,000,000    A-1+    P-1
Class A-2 Notes........................       %    $165,000,000    AAA     Aaa
Class A-3 Notes........................       %    $100,000,000    AAA     Aaa
Class A-4 Notes........................       %    $ 51,400,000    AAA     Aaa
Class A-PPIO Notes.....................       %        (1)         AAA     Aaa
Class M-1 Notes........................       %    $ 22,500,000     AA     Aa2
Class M-2 Notes........................       %    $ 23,500,000     A      A2
Class B Notes..........................       %    $ 23,500,000    BBB-   Baa3

--------
(1) The Class A-PPIO notes pay interest only, based on a notional principal amount. That notional principal amount will be based on a prepayment protected, fixed schedule as described below under "Class A-PPIO Notional Amount" for the first 36 distribution dates and will be zero thereafter.

Other Securities...............  The Trust will also issue a class of certificates which will not be offered and which will be subordinated to the notes.

Seller.........................  Conseco Finance Securitizations Corp., 300
                                 Landmark Towers, 345 St. Peter Street, St.
                                 Paul, Minnesota, 55102, telephone: (651) 293-3400.

Servicer.......................  Conseco Finance Corp., 1100 Landmark Towers,
                                 345 St. Peter Street, St. Paul, Minnesota
                                 55102, telephone: (651) 293-3400. Conseco
                                 Finance Corp. was formerly named Green Tree
                                 Financial Corporation. Conseco Finance is a wholly owned subsidiary of Conseco Inc. Conseco Inc. will not guarantee any of the obligations of Conseco Finance or Conseco Securitizations with respect to the contracts, the securities or the trust.

Lead-Manager...................  Credit Suisse First Boston Corporation.

Co-Manager.....................  Lehman Brothers Inc.

Indenture Trustee..............  U.S. Bank Trust National Association, St.
                                 Paul, Minnesota, will be the indenture
                                 trustee.
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Owner Trustee..................  Wilmington Trust Company, Wilmington,
                                 Delaware, will be the owner trustee.

Expected Settlement............  October 30, 2001

Distribution Date..............  The fifteenth day of each month or, if that day is not a regular business day, the next regular business day. The first distribution date will be on November 15, 2001.

Cut-off Date...................  September 30, 2001

Record Date....................  The business day just before the related distribution date.

Stated Maturity Dates..........  The final scheduled distribution date for each class will be the distribution date in the month indicated for that class below:

                                   Class A-1: [November 2002]

                                   Class A-2: April 2007

                                   Class A-3: June 2012

                                   Class A-4: August 2025

                                   Class M-1: August 2025

                                   Class M-2: August 2025

                                   Class B: August 2025

                                 Prior to the stated maturity distribution date for a class of notes, the failure to pay principal on the notes of that class on a distribution date will not result in an event of default on the notes except to the extent it is caused by failure to distribute the amount available in accordance with the priorities and in the amounts described below under "Distributions."

Description of the Notes.......  The trust will issue the notes pursuant to the indenture between the trust and the
                                 indenture trustee. The notes will be debt
                                 obligations of the trust, secured by the
                                 contracts and the other property of the
                                 trust.
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Description of the               The trust will issue the Class C certificates
Certificates...................  pursuant to the trust agreement between
                                 Conseco Securitizations, as depositor, and the owner trustee. The Class C certificates will represent undivided ownership interests in the trust, and will be subordinated to the notes. The Class C certificates will initially be retained by an affiliate of Conseco Securitizations.

Interest Calculations..........  Class A-1 notes: actual/360 basis. All other classes of notes: 30/360 basis

Distributions on the Notes.....  Distributions on the notes on any distribution date will be made primarily from amounts collected on the contracts during the prior month. On each distribution date the indenture trustee will apply the amount available in the note distribution account to make distributions on the notes in the following order of priority:

                                     (1) Interest on the principal balance (or
                                         notional amount) of the Class A-1
                                         notes, Class A-2 notes, Class A-
                                         3 notes, Class A-4 notes and Class A-
                                         PPIO notes, pro rata;

                                     (2) Interest on the adjusted principal
                                         balance of the Class M-1 notes, Class
                                         M-2 notes and Class B notes in that
                                         order of priority;

                                     (3) So long as the rate of delinquencies
                                         and losses on the contracts remains
                                         below specified levels, the total
                                         note principal distribution amount
                                         will be distributed, first, to the
                                         Class A-1 notes until the principal
                                         balance of the Class A-1 notes has
                                         been reduced to zero and, second, to
                                         the Class A-2 notes until the
                                         principal balance of the Class A-2
                                         notes has been reduced to
                                         $140,000,000. After the outstanding
                                         principal balance of the Class A-2
                                         notes has been reduced to
                                         $140,000,000, the total note
                                         principal distribution amount will be
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                       distributed in the following manner and
                                       order of priority:

                                          (a) approximately 80.74% of the
                                              total note principal
                                              distribution amount to the
                                              Class A-2, the Class A-3 and
                                              Class A-4 notes, in sequential
                                              order,

                                          (b) approximately 6.23% of the
                                              total note principal
                                              distribution amount to the
                                              Class M-1 notes,

                                          (c) approximately 6.51% of the
                                              total note principal
                                              distribution amount to the
                                              Class M-2 notes, and

                                          (d) approximately 6.51% of the
                                              total note principal
                                              distribution amount to the
                                              Class B notes.

                                       If the rate of delinquencies and losses
                                       on the contracts exceeds those
                                       specified levels, then the total note
                                       principal distribution amount will
                                       instead be distributed first to the
                                       Class A-1 notes, until the principal
                                       balance of the Class A-1 notes has been
                                       reduced to zero, then to the Class A-2
                                       notes, Class A-3 notes and Class A-4
                                       notes pro rata until the principal
                                       balances of those classes have been
                                       reduced to zero, and then sequentially
                                       to the Class M-1 notes, Class M-2 notes
                                       and Class B notes, in each case until
                                       the adjusted principal balance of that
                                       class has been reduced to zero.

                                       For each class the percentages in
                                       paragraphs (a) through (d) are
                                       determined based on a fraction equal to
                                       (i) the outstanding principal balance
                                       of the specific class or classes of
                                       notes as set forth in that paragraph
                                       (i.e. the
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                        Class A notes in the case of paragraph
                                        (a) and the Class M-1, M-2 and Class B
                                        notes in the cases of paragraphs (b),
                                        (c) and (d), respectively), over (ii)
                                        the sum of the outstanding principal
                                        balance of the Class A notes and the
                                        adjusted principal balances of the
                                        Class M and Class B notes. For each
                                        such class or classes, that fraction
                                        will be approximately equal to the
                                        percentage set forth in paragraph (a),
                                        (b), (c) or (d) as applicable, unless
                                        liquidation loss principal amounts are
                                        realized, as described  below.

                                 A liquidation loss principal amount will
                                 occur if the aggregate unpaid principal
                                 amount of the notes on a distribution date,
                                 after giving effect to the distribution of
                                 the entire amount available for that
                                 distribution date, and after exhausting all
                                 funds in the reserve account, is greater than the aggregate scheduled principal balance of the remaining contracts. Any liquidation loss principal amount will be allocated to the Class B notes, then to the Class M-2 notes and finally to the Class M-1 notes, in each case until the adjusted principal balance of that class is reduced to zero. No liquidation loss principal amounts will be allocated to the Class A notes. The adjusted principal balance of the Class M and Class B notes will be equal to that class's original principal balance minus all principal payments previously made on that class and minus any liquidation loss principal amount allocated to that class. If liquidation loss principal amounts occur on a class of notes, both the liquidation loss principal amounts and the interest accrued on those amounts will be distributable on future distribution dates, but only on a subordinated basis as described under "Distributions."
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Total Note Principal
Distribution Amount............
                                 The total note principal distribution amount will include a formula principal distribution amount plus, for a limited number of distribution dates commencing with the first distribution date, an additional principal distribution amount. The total note principal distribution amount for any distribution date will equal:

                                     (1) the formula principal distribution
                                   amount for that distribution date, plus

                                     (2) the additional principal distribution
                                   amount, if any, as described below under "Overcollateralization; Additional
                                   Principal Distributions" until the
                                   overcollateralization amount has reached the lesser of $32,111,046.04 and 15% of the pool scheduled principal balance of the contracts as of that distribution date, minus

                                     (3) so long as the rate of delinquencies
                                   and losses on the contracts remains below levels specified in the sale and servicing agreement, the amount, if any, by which the overcollateralization amount would otherwise exceed the required amount specified in clause (2) above.

Formula Principal Distribution
Amount.........................
                                 The formula principal distribution amount for any distribution date will be an amount equal to the sum of the following amounts for the related monthly period, in each case computed in accordance with the method specified in each contract:

                                     (1) all scheduled payments of principal
                                   due on each outstanding contract during the related monthly period, after adjustments for previous partial principal prepayments and after any adjustments to a contract's amortization schedule as a result of a bankruptcy or similar proceeding involving the related obligor,


--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                     (2) the scheduled principal balance of
                                   each contract which, during the related
                                   monthly period, was purchased by Conseco
                                   Finance pursuant to the sale and servicing agreement on account of a breach of a representation or warranty,

                                     (3) all partial principal prepayments
                                   applied and all principal prepayments in full received on contracts during the related monthly period,

                                     (4) the scheduled principal balance of
                                   each contract that became a liquidated
                                   contract during the related monthly period, plus the amount of any reduction in the outstanding principal balance of a contract during such monthly period ordered as a result of a bankruptcy or similar proceeding involving the related obligor,

                                     (5) without duplication of the foregoing,
                                   all collections in respect of principal on the contracts received during the current month up to and including the third business day prior to such distribution date, but in no event later than the 10th day of the month in which such distribution date occurs, minus

                                     (6) the amount, if any, included in the
                                   formula principal distribution amount for the preceding distribution date by virtue of clause (5) above.


Class A-PPIO Notional Amount...  The Class A-PPIO notes will generally accrue interest at a rate of 5.0% per year on their
                                 notional principal amount. However, on any
                                 distribution date on which the cumulative
                                 rate of prepayments on the contracts has
                                 risen, in the determination of the servicer,
                                 above 65% CPR, the interest payable on the
                                 Class A-PPIO notes will be equal to the
                                 lesser of (1) accrued interest at a rate of
                                 5.0% per year on their notional principal
                                 amount and (2) the amount equal to the
                                 product of (a) the pool scheduled principal
                                 balance at the beginning of the immediately
                                 preceding collection
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                 period multiplied by one-twelfth of (x) the weighted average interest rate of the contracts minus (y) the sum of the servicing fee and the per annum rate equivalents of the amount, if any, owed to the servicer for any unreimbursed advances with respect to the contracts and trustee fees for such distribution date and (b) a fraction, the numerator of which is the applicable
                                 Class A-PPIO notional principal amount and the denominator of which is the sum of the outstanding principal balance on the Class A notes plus the Class A-PPIO notional principal amount for such distribution date. The Class A-PPIO notional principal amount for each distribution date is set forth in the table below:

                                             Class A-PPIO Notional
                                           Principal Amount Schedule

                                                                    Notional
                         Distribution                              Principal
                             Date                                    Amount
                         ------------                              ---------
                        November 2001                             $428,100,000
                        December 2001                              417,600,000
                        January 2002                               407,200,000
                        February 2002                              397,000,000
                        March 2002                                 387,100,000
                        April 2002                                 377,300,000
                        May 2002                                   367,800,000
                        June 2002                                  358,400,000
                        July 2002                                  349,200,000
                        August 2002                                340,200,000
                        September 2002                             331,400,000
                        October 2002                               322,800,000
                        November 2002                              314,400,000
                        December 2002                              306,100,000
                        January 2003                               298,000,000
                        February 2003                              290,000,000
                        March 2003                                 282,200,000
                        April 2003                                 274,600,000
                        May 2003                                   267,200,000
                        June 2003                                  259,800,000
                        July 2003                                  252,700,000
                        August 2003                                245,700,000
                        September 2003                             238,800,000
                        October 2003                               232,100,000

--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                                    Notional
                          Distribution                             Principal
                              Date                                   Amount
                          ------------                             ---------
                        November 2003                             $225,500,000
                        December 2003                              219,000,000
                        January 2004                               212,700,000
                        February 2004                              206,500,000
                        March 2004                                 200,500,000
                        April 2004                                 194,500,000
                        May 2004                                   188,700,000
                        June 2004                                  183,100,000
                        July 2004                                  177,500,000
                        August 2004                                172,000,000
                        September 2004                             166,700,000
                        October 2004                               161,500,000
                        November 2004
                          and thereafter                                     0

                                 The notional principal amount of the Class A-PPIO notes for the first 36 distribution dates will be approximately the pool scheduled principal balance for that distribution date, rounded to the nearest $100,000, assuming a constant prepayment rate of 20% CPR and the assumptions described under "Yield and Prepayment Considerations-- Weighted Average Life of the Notes." In addition, notwithstanding the amounts set forth in the above table, if the pool scheduled principal balance is reduced to zero prior to the distribution date in November 2004, the Class A-PPIO notional principal amount will be reduced to zero concurrently, and holders of the Class A-PPIO notes will receive no further distributions and could suffer a loss on their investment.

Reserve Account................  Each class of notes will have the benefit of the reserve account as credit enhancement. On the closing date, Conseco Securitizations will deposit $12,844,418.41 in the reserve account.

                                 On each distribution date, if collections on
                                 the contracts are insufficient to pay
                                 interest then due on the notes, the indenture trustee will withdraw funds
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                 from the reserve account to pay these amounts in the order of priority described under "Distributions on the Notes" above.

                                 If on any distribution date the aggregate principal balance of the notes, after giving effect to distributions of all amounts collected on the contracts, would be greater than the aggregate scheduled principal balance of the contracts, the indenture trustee will withdraw an amount equal to that deficiency from the reserve account, and distribute that amount as principal on the notes in the manner described under "Distributions on the Notes" above.

                                 On the final scheduled distribution date for any class of notes, if any principal amount of that class remains outstanding, the indenture trustee will withdraw funds from the reserve account to reduce the principal balance of that class to zero.

                                 In addition, the indenture trustee will
                                 withdraw amounts from the reserve account on any distribution date to the extent that such amounts together with the amount available for such distribution date would be sufficient to pay the sum of the servicing fee, the aggregate outstanding principal balance of the notes, all accrued interest on the notes, and the adjusted issue price of the Class A-PPIO notes, in full.

                                 On each distribution date, the trust will
                                 distribute any funds on deposit in the
                                 reserve account in excess of the required
                                 balance to the holder of the Class C
                                 certificate. The required balance for the
                                 reserve account until and including the
                                 distribution date in October 2003 will be
                                 equal to the lesser of $12,844,418.41 and the sum of the aggregate outstanding principal balance of the Class A notes and the adjusted principal balance of the Class M notes and Class B notes. Beginning on the
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                 distribution date in November 2003, and if the rate of delinquencies and losses on the contracts remains below specified levels, the required balance for the reserve account will be equal to the greater of

                                     (a)  3.0% of the aggregate outstanding
                                          principal balance of the contracts;
                                          and

                                     (b)  the lesser of 2.0% of the aggregate
                                          principal balance of the contracts
                                          as of the cutoff date and the sum of
                                          the aggregate outstanding principal
                                          balance of the Class A notes and the
                                          adjusted principal balance of the
                                          Class M and Class B notes.

                                 If withdrawals are made, the indenture
                                 trustee will make deposits into the reserve account on each succeeding distribution date from any collections on the contracts remaining after payment of interest, formula principal on the notes and any liquidation loss principal amounts together with interest on those amounts, until the required balance is restored. There is no assurance that the amounts in the reserve account will be sufficient to make up for delinquencies or losses on the contracts or that if withdrawals are made sufficient funds would be available to restore its balance.

Overcollateralization;
Additional Principal             On the closing date, the aggregate principal
Distributions..................  balance of the contracts as of the cut-off date will exceed the aggregate original
                                 principal balance of the notes by
                                 approximately $17,247,280.49, or
                                 approximately 4.0% of the aggregate cut-off
                                 date principal balances of the contracts.
                                 Beginning on the first distribution date, the
                                 noteholders will receive an additional
                                 distribution of principal (the additional
                                 principal distribution amount), to the extent
                                 there is any
                                 amount available remaining after payment of
                                 all interest and formula principal on the
                                 notes, any
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                 required deposits in the reserve account and the monthly servicing fee to the servicer for that distribution date, until the pool scheduled principal balance exceeds the aggregate principal balance of the notes by the lesser of $32,111,046.04 (approximately 7.5% of the aggregate cut-off date principal balances of the contracts included in the trust as of the closing date) and 15.0% of the outstanding principal balance of the contracts. These additional principal distributions will be paid on the various classes of notes in the manner described under "Distributions on the Notes" above.

                                 If this level of overcollateralization is reached, it will be maintained, to the extent the available funds permit the distribution of the entire total note principal distribution amount on each distribution date. So long as the rate of delinquencies and losses on the contracts remains below specified levels, the level of overcollateralization will be limited to the required amount specified in the preceding paragraph. As a result, under these conditions the Class C certificates will be entitled to receive distributions of principal collections on the contracts to the extent those principal collections are not required to be distributed on the notes to maintain this level of overcollateralization.

Distributions..................  On each distribution date, the servicer will instruct the indenture trustee to distribute from the collection account the amount available, plus any amounts withdrawn from the reserve account, in the following order of priority:

                                     (1) to the servicer, the monthly
                                   servicing fee for the related monthly
                                   period;

                                     (2) to the servicer, reimbursement for
                                   advances made with respect to delinquent
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   payments that were recovered during the
                                   prior monthly period;

                                     (3) to the indenture trustee and the
                                   owner trustee, any accrued and unpaid
                                   trustees' fees and any accrued and unpaid fees of the custodian or administrator (in each case, to the extent such fees have not been previously paid by the servicer or Conseco Finance);

                                     (4) to the note distribution account, all
                                   accrued interest on the Class A notes;

                                     (5) to the note distribution account, all
                                   accrued interest on the Class M-1 adjusted principal balance;

                                     (6) to the note distribution account, all
                                   accrued interest on the Class M-2 adjusted principal balance;

                                     (7) to the note distribution account, all
                                   accrued interest on the Class B adjusted principal balance;

                                     (8) to the note distribution account, the
                                   lesser of (i) the formula principal
                                   distribution amount or (ii) the total note principal distribution amount (such amount, together with any amount deposited into the note distribution account purtsuant to clause (12) below, to be allocated as a distribution of principal among the outstanding classes of notes in the manner set forth above under "Distributions on the Notes");

                                     (9) to the note distribution account, all
                                   accrued interest on any liquidation loss principal amounts applied to the Class M-1, Class M-2 and Class B notes, in that order of priority;

                                     (10) to the note distribution account in
                                   the following order of priority:

--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                       (a) any Class M-1 liquidation loss
                                     principal amount;

                                       (b) any Class M-2 liquidation loss
                                     principal amount;

                                       (c) any Class B liquidation loss
                                     principal amount;

                                     (11) to the reserve account, the amount
                                   required to reinstate the amount in the
                                   reserve account up to the specified reserve balance;

                                     (12) to the note distribution account,
                                   the additional principal distribution
                                   amount, if any; and

                                     (13) any remaining amount to the
                                   certificate distribution account for
                                   distribution to the Class C
                                   certificateholders.

Purchase Option................  Beginning on the distribution date when the pool scheduled principal balance of the
                                 contracts is less than 10% of the cutoff date pool principal balance of the contracts, the holder of the Class C certificates will have the right to repurchase all of the outstanding contracts, at a price at least sufficient to pay the aggregate unpaid principal balance of the notes plus all accrued and unpaid interest. See "Description of the Trust Documents and Indenture-- Purchase Option." In addition, if the notes are redeemed by exercise of the purchase option prior to the payment date in November 2004, the Class A-PPIO notes will be entitled to receive their adjusted issue price, which will be approximately equal to the present value of the remaining payments on the Class A-PPIO notes, using a discount rate equal to the discount rate reflected in the price paid by the initial purchaser of the Class A-PPIO notes on the closing date.
--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

The Contracts..................  The contracts are retail installment sales contracts and promissory notes for the
                                 purchase of recreational vehicles, marine products, motorcycles, horse trailers, sports vehicles and keyboards. Conseco Finance and Conseco Securitizations provide more information about the contracts and the products they financed in "The Contract Pool."

Tax Status.....................  In the opinion of Conseco Securitizations's counsel, for federal and Minnesota income tax purposes, the Class A, Class M and Class B notes will be characterized as debt, and the trust will not be characterized as an association, or publicly traded partnership, taxable as a corporation. By purchasing a note, you will agree to treat the notes as debt. The Class A-PPIO notes will be considered to have been issued with original issue discount.

ERISA Considerations...........  Subject to the conditions described in the prospectus, employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974 may purchase the notes.

--------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.